                                                                 EXHIBIT 10.4(c)

                                                          Contract No. 33182000D

                                                                    GGC-10476-CO

                      Firm Transportation Service Agreement
                               Rate Schedule TF-1

                                     between

                        COLORADO INTERSTATE GAS COMPANY

                                       and

                            ATMOS ENERGY CORPORATION

                              Dated: APRIL 1, 2003

                                                          Contract No. 33182000D

                        TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE TF-1

     The Parties identified below, in consideration of their mutual promises, agree as follows:

1.   TRANSPORTER: COLORADO INTERSTATE GAS COMPANY

2.   SHIPPER: ATMOS ENERGY CORPORATION

3. APPLICABLE TARIFF: Transporter's FERC Gas Tariff, First Revised Volume No. 1, as the same may be amended or superseded from time to time ("the Tariff).

4. CHANGES IN RATES AND TERMS: Transporter shall have the right to propose to the FERC changes in its rates and terms of service, and this Agreement shall be deemed to include any changes which are made effective pursuant to FERC Order or regulation or provisions of law, without prejudice to Shipper's right to protest the same.

5. TRANSPORTATION SERVICE: Transportation Service at and between Primary Point(s) of Receipt and Primary Point(s) of Delivery shall be on a firm basis. Receipt and Delivery of quantities at Secondary Point(s) of Receipt and/or Secondary Point(s) of Delivery shall be in accordance with the Tariff.

6. POINTS OF RECEIPT AND DELIVERY: Shipper agrees to Tender Gas for Transportation Service and Transporter agrees to accept Receipt Quantities at the Primary Point(s) of Receipt identified in Exhibit "A." Transporter agrees to provide Transportation Service and Deliver Gas to Shipper (or for Shipper's account) at the Primary Point(s) of Delivery identified in Exhibit "A." Minimum and maximum receipt and delivery pressures, as applicable, are listed on Exhibit "A."

7. RATES AND SURCHARGES: As set forth in Exhibit "B." For example, Transporter and Shipper may agree that a specified discount rate will apply: (a) only to certain specified firm service entitlements under this Agreement; (b) only if specified quantity levels are actually achieved under this Agreement (with higher rates, charges, and fees applicable to all quantities above those levels, or to all quantities under the Agreement if the specified levels are not achieved); (c) only to production reserves committed by the Shipper; (d) only during specified time periods; (e) only to specified Point(s) of Receipt, Pomt(s) of Delivery, mainline area segments, supply areas, Transportation routes, or defined geographical areas; or (f) in a specified relationship to the quantities actually Delivered (i.e., that the rates shall be adjusted in a specified relationship to quantities actually Delivered); provided, however, that any such discounted rates set forth above shall be between the minimum and maximum rates applicable to the sendee provided under this Agreement.

     In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter's maximum rates so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates that had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable.

8.   NEGOTIATED RATE AGREEMENT: YES____ NO X

9.   MAXIMUM DAILY QUANTITY (MDQ):

MDQ (Dth/d)        EFFECTIVE
--------------------------------
6,121           4/01/03-9/30/06

10.  TERM OF AGREEMENT:         Beginning:              APRIL 1, 2003

                                Extending through:      SEPTEMBER 30, 2006

                                                          Contract No. 33182000D

11. NOTICES, STATEMENTS, AND BILLS:

        TO SHIPPER:
             INVOICES FOR TRANSPORTATION:
                 Atmos Energy Corporation
                 1301 Pennsylvania, Suite 800
                 Denver, Colorado 80203-5015
                 Attention: Gas Supply Colorado-Kansas Service Area

             ALL NOTICES:
                 Atmos Energy Corporation
                 P. O. Box 650205
                 Dallas, Texas 75265-0205
                 Attention: Contract Administration Colorado-Kansas Service Area

        TO TRANSPORTER:
                 See Payments, Notices, Nominations, and Points of Contact sheets in the Tariff.

12. SUPERSEDES AND CANCELS PRIOR AGREEMENT: When this Agreement becomes effective, it shall cancel and supersede the following agreement between the Parties: The Firm Transportation Service Agreement between Transporter and Shipper dated OCTOBER 1, 2001, referred to as Transporter's Agreement No. 33182000C.

13.  ADJUSTMENTS TO RATE SCHEDULE TF-1 AND/OR GENERAL TERMS AND CONDITIONS: N/A.

14. INCORPORATION BY REFERENCE: This Agreement in all respects shall be subject to the provisions of Rate Schedule TF-1 and to the applicable provisions of the General Terms and Conditions of the Tariff as filed with, and made effective by, the FERC as same may change from time to time (and as they may be amended pursuant to Section 13 of the Agreement).

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

TRANSPORTER:                                   SHIPPER:

COLORADO INTERSTATE GAS COMPANY                ATMOS ENERGY CORPORATION

By: /s/ Thomas L. Price                        By: /s/ Gary L. Schlessman
    ------------------                             ---------------------
    Thomas L. Price                            Name: Gary L. Schlessman
    Vice President                             Title: President
                                                      (Colorado-Kansas Division)
[STAMP OF LEGAL DEBT]                          Accepted and agreed to this
                                               19 day of May, 2003.
Accepted and agreed to this
21 day of April, 2003.

                                                          Contract No. 33182000D

                                   EXHIBIT "A"

                      Firm Transportation Service Agreement
                                     between
                         COLORADO INTERSTATE GAS COMPANY
                                       and
                            ATMOS ENERGY CORPORATION

                              Dated: APRIL 1, 2003

1. Shippers Maximum Delivery Quantity ("MDQ"): 6,121 Dth per Day.

                                                    Primary Point(s) of
                                                     Receipt Quantity
Primary Point(s) of Receipt                           (Dth per Day)          Minimum Receipt        Maximum Receipt
         (Note 1)               Effective Dates         (Note 2)           Pressure (p.s.i.g.)     Pressure (p.s.i.g.)
---------------------------     ----------------    -------------------    -------------------    --------------------
NORTHERN SYSTEM:

Echo Springs MM                 4/01/03 - 9/30/06            300                                           850

Lost Cabin                      4/01/03 - 9/30/06          1,200                                         1,100

Uintah                          4/01/03 - 9/30/06            593                                           940
                                                       ---------
     TOTAL Northern:                                       2,093

CENTRAL SYSTEM:

Lakin MM                        4/01/03 - 9/30/06            491                                           220

SOUTHERN SYSTEM:

Big Canyon                      4/01/03 - 9/30/06            491                   350                     955

Mocane                          4/01/03 - 9/30/06          1,260                                            65
                                                       ---------
      TOTAL Southern:                                      1,751
                                                       ---------
      TOTAL                                                6,121

                                                    Primary Point(s) of
 Primary Point(s) of Delivery                        Delivery Quantity      Minimum Delivery        Maximum Delivery
          (Note 1)               Effective Dates       (Dth per Day)       Pressure (p.s.i.g.)     Pressure (p.s.i.g.)
-----------------------------   -----------------   -------------------    -------------------    --------------------
CANON CITY GROUP:

Canon City                      4/01/03 - 9/30/06          4,231                    100                   LP

Colorado State Penitentiary     4/01/03 - 9/30/06            298                                         100

Engineering Station 476+78      4/01/03 - 9/30/06              5                                          LP

Florence City Gate              4/01/03 - 9/30/06            989                                          60

Fremont Cty. Industrial Park    4/01/03 - 9/30/06              9                                          LP

Penrose City Gate               4/01/03 - 9/30/06            135                                          60

Penrose PBS-2                   4/01/03 - 9/30/06            129                                          LP

Portland City Gate              4/01/03 - 9/30/06             35                                         100

Pritchett City Gate             4/01/03 - 9/30/06             35                                         150
                                                       ---------
     TOTAL Canon City Group                                5,866

                                                          Contract No. 33182000D

                                   EXHIBIT "A"

                                                         Primary Point(s) of
Primary Point(s) of Delivery                              Delivery Quantity       Minimum Delivery      Maximum Delivery
         (Note 1)                 Effective Dates           (Dth per Day)        Pressure (p.s.i.g.)   Pressure (p.s.i.g.)
--------------------------------------------------------------------------------------------------------------------------
EADS GROUP:

Brandon Station                   4/01/03 - 9/30/06              28                                            350

Eads City Gate                    4/01/03 - 9/30/06             207                                             60

Highline Taps:

Neoplan (Bent County)             4/01/03 - 9/30/06               3                                             LP

Penrose South(Fremont Cty)        4/01/03 - 9/30/06              11                                             LP

The Piggery (Fremont Cty.)        4/01/03 - 9/30/06               3                                             LP

L. J. Stafford (Baca County)      4/01/03 - 9/30/06               5                                             LP
                                                              -----
     TOTAL Eads Group                                           257
                                                              -----
McClave Delivery                  4/01/03 - 9/30/06             350                                            500
                                                              -----
Springfield                       4/01/03 - 9/30/06             700                                             LP
                                                              -----
     TOTAL                                                    6,121
--------------------------------------------------------------------------------------------------------------------------


                                                 Primary Point(s) of
Primary Point(s) of                              Delivery Quantity
 Delivery Storage                                   (Dth per Day)           Minimum Delivery         Maximum Delivery
Injection (Note 1)         Effective Dates         (Notes 3 and 4)         Pressure (p.s.i.g.)      Pressure (p.s.i.g.)
-----------------------------------------------------------------------------------------------------------------------
Storage Injection          4/01/03-9/30/06             2,814
-----------------------------------------------------------------------------------------------------------------------

NOTES:

(1) Information regarding Point(s) of Receipt and Point(s) of Delivery, including legal descriptions, measuring Parties, and interconnecting Parties, shall be posted on Transporter's Electronic Bulletin Board. Transporter shall update such information from time to time to include additions, deletions, or any other revisions deemed appropriate by Transporter.

(2) Each Point of Receipt Quantity may be increased by an amount equal to Transporter's Fuel Reimbursement percentage. Shipper shall be responsible for providing such Fuel Reimbursement at each Point of Receipt on a pro rata basis based on the quantities received on any Day at a Point of Receipt divided by the total quantity Delivered at all Point(s) of Delivery under this Transportation Service Agreement.

(3) The sum of the Delivery Quantities at Point(s) of Delivery shall be equal to or less than Shipper's MDQ.

(4) Transporter's obligation to make Deliveries to Transporter's storage injection point under this Agreement and to Transporter's storage injection point under all other Firm Transportation Service Agreements between Transporter and Shipper providing for deliveries to Transporter's storage injection point shall be limited by the provisions of Rate Schedule NNT-1 and Shipper's NNT-1 service agreement(s).

                                                          Contract No. 33182000D

                                   EXHIBIT "B"

                      Firm Transportation Service Agreement
                                     between
                         COLORADO INTERSTATE GAS COMPANY
                                       and
                            ATMOS ENERGY CORPORATION

                               Dated: APRIL 1, 2003


Primary Point(s)      Primary Point(s)       R(1) Reservation      Commodity                           Fuel
   of Receipt           of Delivery                Rate(s)            Rate       Term of Rate      Reimbursement    Surcharges
------------------------------------------------------------------------------------------------------------------------------
 As listed on          As Listed on                (Note 1)        (Note 1)     4/01/03-9/30/06       (Note 2)        (Note 3)
 Exhibit "A"           Exhibit "A"
------------------------------------------------------------------------------------------------------------------------------

 Secondary          Secondary
Point(s) of        Point(s) of       R(1) Reservation       Commodity                                Fuel
  Receipt            Delivery              Rate(s)             Rate       Term of Rate           Reimbursement      Surcharges
------------------------------------------------------------------------------------------------------------------------------
   All                 All                 (Note 1)          (Note 1)    4/01/03-9/30/06             (Note 2)         (Note 3)
------------------------------------------------------------------------------------------------------------------------------

NOTES:

(1) Unless otherwise agreed by the Parties in writing, the rates for service hereunder shall be Transporter's maximum rates for service under Rate Schedule TF-1 or other superseding Rate Schedules, as such rates may be changed from time to time.

(2) Fuel Reimbursement shall be as stated on Transporter's Schedule of Surcharges and Fees in the Tariff, as they may be changed from time to time, unless otherwise agreed between the Parties.

(3)      Surcharges, If Applicable:

         All applicable surcharges, unless otherwise specified, shall be the maximum surcharge rate as stated in the Schedule of Surcharges and Fees in the Tariff, as such surcharges may be changed from time to time,

         GAS QUALITY CONTROL SURCHARGE:

         The Gas Quality Control Reservation Rate and commodity rate shall be assessed pursuant to Article 20 of the General Terms and Conditions as set forth in the Tariff.

         GRI:

         The GRI Surcharge shall be assessed pursuant to Article 18 of the General Terms and Conditions as set forth in the Tariff.

         ORDER NO. 636 TRANSITION COST MECHANISM:

         Surcharge(s) shall be assessed pursuant to Article 21 of the General Terms and Conditions as set forth in the Tariff.

         ACA:

         The ACA Surcharge shall be assessed pursuant to Article 19 of the General Terms and Conditions as set forth in the Tariff.